                                  Exhibit 23.5



            Consents of Luboshitz, Kasierer & Co., and Yosef Shimony





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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Electronic Associates, Inc.:

As independent public accountants of BarOn Technologies Ltd., we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated March 21, 1995 included in the financial statements of BarOn Technologies Ltd. as of December 31, 1993 and December 31, 1992 and for the year ended December 31, 1993 and for the period from inception in 1992 through December 31, 1992 filed as part of Exhibit 99.1 to Electronic Associates, Inc.'s Form 8-K (date of report: January 4, 1995), as amended by Form 8-K/A dated March 30, 1995, and our report dated March 21, 1995 included in the financial statements of BarOn Technologies Ltd. as of December 31, 1994 and December 31, 1993 and for the years ended December 31, 1994 and December 31, 1993 filed as part of Exhibit 99.2 to Electronic Associates, Inc.'s Form 8-K (date of report:
May 24, 1995), and to all references to our firm included in or made a part of this registration statement.


                                        /s/ Luboshitz, Kasierer & Co.
                                       ---------------------------------------
                                       LUBOSHITZ, KASIERER & CO., C.P.A. (Isr.)


Tel-Aviv, Israel
January 12, 1996



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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Electronic Associates, Inc.:

As an independent public accountant of BarOn Technologies Ltd., I hereby consent to the incorporation by reference in this Form S-3 Registration Statement of my report dated March 21, 1995 included in the financial statements of BarOn Technologies Ltd. as of December 31, 1993 and December 31, 1992 and for the year ended December 31, 1993 and for the period from inception in 1992 through December 31, 1992 filed as part of Exhibit 99.1 to Electronic Associates, Inc.'s Form 8-K (date of report: January 4, 1995), as amended by Form 8-K/A dated March 30, 1995, and my report dated March 21, 1995 included in the financial statements of BarOn Technologies Ltd. as of December 31, 1994 and December 31, 1993 and for the years ended December 31, 1994 and December 31, 1993 filed as part of Exhibit 99.2 to Electronic Associates, Inc.'s Form 8-K (date of report:
May 24, 1995), and to all references to my firm included in or made a part of this registration statement.


                                                   /s/ Shimony Yosef
                                                   ---------------------------
                                                   YOSEF SHIMONY, C.P.A. (Isr.)


Tel-Aviv, Israel
January 12, 1996